UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2004

DIGITAL ANGEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-15177

52-1233960

(State of other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

490 Villaume Avenue, South St. Paul, MN    55075

(Address of Principal Executive Offices)      (Zip Code)

(Registrant’s telephone number, including area code)    (651) 455-1621

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.              Unregistered Sales of Equity Securities

On December 21, 2004, Digital Angel Corporation issued 1,000,000 shares of unregistered common stock to Applied Digital Solutions, Inc. upon exercise of a 1,000,000 share warrant in Digital Angel Corporation.  The exercise price of the warrant, which was granted to Applied Digital Solutions, Inc on August 14, 2003 was $3.74 per share in cash.

From December 1, 2004 through December 21, 2004 99,096 shares of Digital Angel Corporation’s Series A Preferred Stock were converted into 3,963,840 shares of unregistered common stock pursuant to Section 4 of the Certificate of Designation of the Relative Rights, Restrictions and Preferences of Series A Preferred Stock.

Item 9.01.              Financial Statements and Exhibits

(a)                      Financial statements of businesses acquired-Not Applicable

(b)                     Pro forma financial information-Not Applicable

(c)                      Exhibits-Not Applicable

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2004

/s/ James P. Santelli
Digital Angel Corporation
James P. Santelli
Vice-President of Finance and Chief Financial Officer